EFFECTIVE AUGUST 23, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                          January 19, 2005

SOUTHWEST CASINO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50572 (Commission File Number)	87-0686721 (IRS Employer Identification No.)

2001 Killebrew Drive, Suite 350, Minneapolis, MN (Address of principal Executive Offices)		55425 (Zip Code)

Registrant’s telephone number, including area code              952-853-9990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a.12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On January 20, 2005, Southwest Casino Corporation issued a press release announcing that the Minnesota Racing Commission approved the application of North Metro Harness Initiative, LLC, in which Southwest Casino’s wholly owned subsidiary Southwest Casino and Hotel Corp. holds a 50 percent membership interest, for development and operation of a harness racing facility in the Twin Cities Metropolitan Area.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Press Release of Southwest Casino Corporation issued January 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST CASINO CORPORATION

Date: January 20, 2005

/s/ Thomas E. Fox
Thomas E. Fox, President